13. SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2018
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 13.     SUBSEQUENT EVENTS

In accordance with SFAS 165 (ASC 855-10) management has performed an evaluation of subsequent events through the date that the financial statements were available to be issued and has determined that it does not have any material subsequent events to disclose in these financial statements other than the following.

In connection with the negotiations related to the royalty agreement discussed in Note 8, the Company received an additional deposit of $50,000 on February 7, 2019.

On March 20, 2019, the Company entered into an exclusive license agreement to obtain an exclusive right to deploy patented and field-tested proprietary technologies utilizing steam generation applied to bitumen and heavy oil recovery in the Provinces of Alberta and Saskatchewan. In exchange, the Company has issued 2,991,400 restricted common shares.